Exhibit 99.1

Quarterly
Operating Supplement
Second Quarter 2005

Quarterly Operating Supplement

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Table of Contents

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Quarterly Operating Supplement

June 30, 2005

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. and its consolidated subsidiaries on a GAAP basis, and includes selected information prepared on a statutory accounting basis. The financial information for Radian Asset Assurance Inc. contained in previous operating supplements was prepared on a statutory accounting basis.

Radian Reinsurance Inc. (“Radian Reinsurance”) was merged with and into Radian Asset Assurance Inc. effective as of June 1, 2004. All financial information presented herein is as if the merger had occurred on January 1, 2004.

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) and Fitch Ratings and Aa3 by Moody’s Investor Services (“Moody’s”), provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian Asset Assurance Inc. plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. In addition Radian Asset Assurance Inc. provides trade credit reinsurance.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and a presence in London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Introductory Note / Company Profile / Company Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended		Six months ended
	June 30 2005	June 30 2004	June 30 2005	June 30 2004
Revenues
Gross premiums written	$63,035	$95,440	$77,150	$66,028
Ceded premiums written	(307)	(1,210)	(2,830)	(2,570)

Net premiums written	62,728	94,230	74,320	63,458
Increase (decrease) in unearned premiums	15,931	36,857	(25,249)	(26,293)

Premiums earned	46,797	57,373	99,569	89,751

Net investment income	21,282	20,753	42,905	41,403
Gain on sale of investments	1,734	1,033	5,116	5,857
Change in fair value of derivative instruments	8,927	1,312	(2,252)	1,254

Total revenues	78,740	80,471	145,338	138,265

Expenses
Losses and loss adjustment expenses	3,781	14,643	14,916	29,642
Policy acquisition costs	11,692	13,777	26,157	17,864
Other operating expenses	14,849	10,724	28,906	21,897
Other expense	3,146	2,266	6,069	5,096

Total expenses	33,468	41,410	76,048	74,499

Income before income taxes	45,272	39,061	69,290	63,766
Income tax expense	10,759	8,379	12,952	11,950

Net income	$34,513	$30,682	$56,338	$51,816

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated GAAP Income Statements

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	June 30 2005	December 31 2004
Assets
Investments:
Fixed maturity securities, available for sale, at market (amortized cost $1,922,764 and $1,929,921)	$2,009,529	$2,008,416
Trading securities, at market (cost $16,678 and $16,848)	20,010	22,436
Common stock, at market (cost $931)	1,049	1,049
Short-term investments	121,759	112,452

Total Investments	2,152,347	2,144,353

Cash and cash equivalents	12,127	14,017
Accrued interest and dividends receivable	28,083	28,211
Premiums and other receivables	44,316	49,638
Deferred policy acquisition costs	134,211	141,944
Prepaid reinsurance premiums	2,349	1,846
Federal income tax recoverable	3,519	—
Reinsurance recoverable on unpaid losses	2,380	2,235
Prepaid federal income taxes	10,978	10,978
Credit derivatives	20,938	25,309
Other assets	10,633	12,368

Total Assets	$2,421,881	$2,430,899

Liabilities and Shareholder’s Equity

Liabilities
Losses and loss adjustment expenses	$191,391	$216,202
Reinsurance payable on paid losses and loss adjustment expenses	6,306	6,417
Unearned premiums	596,775	623,677
Deferred federal income taxes	76,644	75,926
Federal income taxes payable	—	5,943
Payable to affiliates	7,408	9,686
Accrued expenses and other liabilities	16,127	20,682

Total Liabilities	894,651	958,533

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	590,579	590,579
Retained earnings	858,331	801,994
Accumulated other comprehensive income	63,320	64,793

Total Shareholder’s Equity	1,527,230	1,472,366

Total Liabilities and Shareholder’s Equity	$2,421,881	$2,430,899

*	See Consolidated Explanatory Notes on page 15.
**	Except share amounts.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated GAAP Balance Sheets

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Statutory Information* ($ Thousands except ratios)

	Quarter ended		Percent Change	Six months ended		Percent Change
	June 30 2005	June 30 2004		June 30 2005	June 30 2004
Statutory Net Income	$27,602	$35,138	–21.4%	$65,896	$18,923	248.2%

	Quarter ended		Six months ended
Statutory Ratios	June 30 2005	June 30 2004	June 30 2005	June 30 2004
Loss and Loss Adjustment Expense Ratio	–4.4%	–9.1%	–0.4%	127.6%
Underwriting Expense Ratio	46.8%	31.4%	61.2%	44.5%

Combined Ratio	42.4%	22.3%	60.8%	172.1%

Total Claims-Paying Resources and Leverage Ratios*

($ Thousands except ratios)

	June 30 2005	December 31 2004
Capital and Surplus	$1,052,605	$1,003,748
Contingency Reserve	266,775	251,674

Qualified Statutory Capital	1,319,380	1,255,422

Unearned Premium Reserve	680,806	694,611
Loss and Loss Expense Reserves	64,322	87,332

Total Policyholders’ Reserves	2,064,508	2,037,365

Present Value of Future Installment Premiums	248,476	251,242

Reinsurance and Soft Capital Facilities	150,000	245,000

Total Claims-Paying Resources	$2,462,984	$2,533,607

Net Debt Service
(Principal and Interest) Outstanding	$96,620,061	$101,499,932
Capital Leverage Ratio [1]	73:1	81:1
Claims-Paying Ratio [2]	39:1	40:1

*	See Consolidated Explanatory Notes on page 15.
[1]	Capital Leverage Ratio: Net debt service/Qualified statutory capital.
[2]	Claims-Paying Ratio: Net debt service/Total claims-paying resources.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Statutory Information / Total Claims-Paying Resources

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended		Percent Change	Six months ended		Percent Change
	June 30 2005	June 30 2004		June 30 2005	June 30 2004
Public Finance Direct	$13,313	$17,678	–24.7%	$28,746	$25,865	11.1%
Structured Finance Direct	15,823	36,265	–56.4%	32,660	55,304	–40.9%
Public Finance Reinsurance	20,954	16,429	27.5%	37,980	36,897	2.9%
Structured Finance Reinsurance	6,384	8,594	–25.7%	13,263	17,406	–23.8%
Trade Credit Reinsurance	6,561	16,474	–60.2%	19,243	26,973	–28.7%

	63,035	95,440	–34.0%	131,892	162,445	–18.8%
Impact of Recapture	—	—		(54,742)	(96,417)	43.2%

	$63,035	$95,440	–34.0%	$77,150	$66,028	16.8%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended		Percent Change	Six months ended		Percent Change
	June 30 2005	June 30 2004		June 30 2005	June 30 2004
Public Finance Direct	$8,053	$6,391	26.0%	$17,016	$12,189	39.6%
Structured Finance Direct	18,828	19,085	–1.3%	36,990	37,480	–1.3%
Public Finance Reinsurance	7,090	9,881	–28.2%	15,603	21,085	–26.0%
Structured Finance Reinsurance	3,753	7,931	–52.7%	11,019	17,663	–37.6%
Trade Credit Reinsurance	9,073	14,085	–35.6%	23,480	26,226	–10.5%

	46,797	57,373	–18.4%	104,108	114,643	–9.2%
Impact of Recapture	—	—		(4,539)	(24,892)	81.8%

	$46,797	$57,373	–18.4%	$99,569	$89,751	10.9%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of June 30, 2005

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2005	$534.8	$59.6	$26.3	$85.9
2006	467.2	67.6	67.7	135.3
2007	412.3	54.9	53.7	108.6
2008	365.2	47.1	37.5	84.6
2009	327.9	37.3	30.8	68.1

2005 – 2009	327.9	266.5	216.0	482.5
2010 – 2014	191.6	136.3	53.4	189.7
2015 – 2019	97.0	94.6	9.7	104.3
2020 – 2024	38.6	58.4	6.1	64.5
After 2025	0.0	38.6	4.5	43.1

Total	—	$594.4	$289.7	$884.1

*	See Consolidated Explanatory Notes on page 15.
**	This table depicts the expected amortization of the unearned premium for the existing financial guaranty portfolio, assuming no advance refundings as of June 30, 2005. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Gross Premiums Written /

Net Premiums Earned / Net Unearned Premium

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended		Six months ended
	June 30 2005	June 30 2004	June 30 2005	June 30 2004
Claims Paid
Trade Credit	$5,289	$7,892	$9,647	$24,901
Financial Guaranty	(743)	13,998	11,485	16,421
Conseco Finance Corp	7,981	7,677	15,950	15,082

	12,527	29,567	37,082	56,404
Impact of Recapture	—	—	—	7,488

Total	$12,527	$29,567	$37,082	$63,892

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$451	$7,748	$7,054	$14,310
Financial Guaranty	3,330	6,895	7,862	15,332

Total	$3,781	$14,643	$14,916	$29,642

Components of Losses and Loss Adjustment Expense Reserves

	June 30 2005	December 31 2004
Financial Guaranty
Case	$66,171	$91,905
Allocated non-specific	20,750	9,750
Unallocated non-specific	52,852	56,748

	139,773	158,403

Trade Credit and Other
Case	22,364	26,587
IBNR	29,254	31,212

	51,618	57,799

Total	$191,391	$216,202

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Selected Loss Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information

($ Millions)

	June 30 2005	December 31 2004
Notional value	$14,300.0	$12,500.0

Gross gains	$65.5	$74.9
Gross losses	44.6	49.6

Net gains	$20.9	$25.3

Balance at January 1	$25.3	$(16.1)
Net gains	—	29.7
Settlements of derivatives contracts
Receipts	(4.4)	(2.9)
Payments	—	14.6

Balance at end of period	$20.9	$25.3

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Selected Derivative Information

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights

Asset Quality

As of June 30, 2005, the book value of our investment portfolio was $2.2 billion, with an average duration of 4.8 years.

Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Investment Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

State	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
California	$4,653	7.1%	$5,243	7.9%
New York	4,556	6.9%	4,516	6.8%
Texas	3,396	5.2%	3,375	5.1%
Pennsylvania	2,674	4.1%	2,690	4.0%
Florida	2,644	4.0%	2,623	3.9%
Illinois	2,325	3.5%	2,589	3.9%
Massachusetts	1,866	2.8%	1,709	2.6%
New Jersey	1,565	2.4%	1,565	2.3%
Washington	1,292	2.0%	1,208	1.8%
Colorado	1,165	1.8%	1,142	1.7%

Top ten states – public finance subtotal	26,136	39.8%	26,660	40.0%
Total of other states – public finance	16,465	25.1%	17,800	26.7%
Domestic structured finance	19,472	29.6%	17,520	26.2%
International	3,586	5.5%	4,771	7.1%

Total	$65,659	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Sector Breakout

Public Finance	Gross Par Outstanding (6/30/2005)	Percent of total Gross Par	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
General Obligations	$14,001	20.8%	$13,977	21.3%	$13,612	19.8%	$13,586	20.3%
Healthcare	8,029	11.9%	8,029	12.2%	8,191	11.9%	8,191	12.3%
Utilities	5,819	8.6%	5,689	8.6%	6,144	9.0%	6,014	9.0%
Transportation	4,437	6.6%	4,437	6.8%	5,059	7.4%	5,059	7.6%
Tax Backed	4,069	6.0%	4,065	6.2%	4,475	6.5%	4,471	6.7%
Education	3,175	4.7%	3,175	4.8%	3,601	5.3%	3,601	5.4%
Investor Owned Utilities	1,162	1.7%	1,162	1.8%	1,728	2.5%	1,728	2.6%
Long Term Care	1,124	1.7%	1,124	1.7%	1,126	1.6%	1,126	1.7%
Other Public Finance	1,181	1.7%	926	1.4%	1,451	2.1%	1,196	1.8%
Housing	658	1.0%	659	1.0%	693	1.0%	694	1.0%
Second-To-Pay Municipal Wrap	509	0.8%	509	0.8%	708	1.0%	708	1.1%

Subtotal Public Finance	$44,164	65.5%	$43,752	66.6%	$46,788	68.1%	$46,374	69.5%

Structured Finance	Gross Par Outstanding (6/30/2005)	Percent of total Gross Par	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
Collateralized Debt Obligations	$15,515	23.0%	$15,515	23.6%	$13,156	19.2%	$13,156	19.7%
Asset Backed – Consumer	1,902	2.8%	1,902	2.9%	2,728	4.0%	2,728	4.1%
Asset Backed – Mortgage and MBS	3,138	4.7%	1,757	2.7%	3,328	4.8%	1,798	2.7%
Asset Backed – Commercial and Other	1,574	2.3%	1,574	2.4%	1,783	2.6%	1,783	2.7%
Other Structured Finance	1,159	1.7%	1,159	1.8%	912	1.3%	912	1.3%
Subtotal Structured Finance	$23,288	34.5%	$21,907	33.4%	$21,907	31.9%	$20,377	30.5%

Total	$67,452	100.0%	$65,659	100.0%	$68,695	100.0%	$66,751	100.0%

Rating Distribution
Rating**	Gross Par Outstanding (6/30/2005)	Percent of total Gross Par	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Gross Par Outstanding (12/31/2004)	Percent of total Gross Par	Net Par Outstanding (12/31/2004)	Percent of total Net Par
AAA	$16,190	24.0%	$14,810	22.6%	$13,403	19.5%	$11,881	17.8%
AA	15,016	22.2%	14,909	22.7%	15,989	23.3%	15,880	23.8%
A	19,307	28.6%	19,001	28.9%	21,941	32.0%	21,635	32.4%
BBB	13,670	20.3%	13,670	20.8%	14,009	20.4%	14,002	21.0%
Investment Grade	506	0.8%	506	0.8%	422	0.6%	422	0.6%
Below Investment Grade	1,491	2.2%	1,491	2.3%	1,602	2.3%	1,602	2.4%
Not Rated	1,272	1.9%	1,272	1.9%	1,329	1.9%	1,329	2.0%

Total	$67,452	100.0%	$65,659	100.0%	$68,695	100.0%	$66,751	100.0%

*	See Consolidated Explanatory Notes on page 15.
**	Indicated category reflects highest rating of the three rating agencies.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

10 Largest Public Finance Exposures

	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Rating [1]
New York, New York GO	$531	0.8%	A+
Port Authority of New York & New Jersey	411	0.6%	AA–
Massachusetts State GO	372	0.6%	AA
California State GO	368	0.6%	A
Jefferson County Alabama Gas & Sewer	338	0.5%	A
Metropolitan Transportation Authority New York	318	0.5%	A
Long Island Power Authority New York	317	0.5%	A–
New York City Muni Water Finance	313	0.5%	AA+
Illinois State GO	276	0.4%	AA
Houston Airport System	262	0.4%	A1

Total	$3,506	5.4%

10 Largest Structured Finance Exposures
	Net Par Outstanding (6/30/2005)	Percent of total Net Par	Rating [2]
Second to Pay CDO Wrap	$450	0.7%	AAA
CDO of ABS	390	0.6%	AA
U.S. Static Synthetic Investment Grade CDO	381	0.6%	AAA
U.S. Static Synthetic Investment Grade CDO	363	0.6%	AAA
U.S. Static Synthetic Investment Grade CDO	350	0.5%	BB+**
U.S. Static Synthetic Investment Grade CDO	340	0.5%	AA
U.S. Static Synthetic Investment Grade CDO	300	0.5%	AAA
U.S. Static Synthetic Investment Grade CDO	288	0.4%	AAA
U.S. Static Synthetic Investment Grade CDO	285	0.4%	AA
Second to Pay MBS Wrap	270	0.4%	AAA

Total	$3,417	5.2%

*	See Consolidated Explanatory Notes on page 15.
**	Less than 0.5% of Radian’s exposure to this transaction is below investment grade.
[1]	Indicated category reflects highest rating of the three rating agencies.
[2]	Indicated category reflects highest rating of the three rating agencies. Represents lowest attachment point of transactions.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 6/30/2005	Ending Net Debt Service Outstanding
2005	$2,806	$93,846
2006	5,812	88,034
2007	7,075	80,959
2008	6,148	74,811
2009	7,979	66,832
2010 – 2014	22,664	44,168
2015 – 2019	16,519	27,649
2020 – 2024	12,342	15,307
After 2024	15,307	—

Total	$96,652

*	See Consolidated Explanatory Notes on page 15.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Insured Portfolio Highlights

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (6/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Direct	$14,271	92.0%	$11,704	89.0%
Assumed	1,244	8.0%	1,452	11.0%

Total	$15,515	100.0%	$13,156	100.0%

Total CDO Portfolio Rating Distribution

	Net Par Outstanding (6/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
AAA	$10,945	70.6%	$8,474	64.4%
AA	2,486	16.0%	2,612	19.9%
A	559	3.6%	790	6.0%
BBB	792	5.1%	619	4.7%
Below Investment Grade	513	3.3%	521	4.0%
Not Rated	220	1.4%	140	1.0%

Total	$15,515	100.0%	$13,156	100.0%

Direct CDO Underlying Asset Types

	Net Par Outstanding (6/30/2005)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2004)	Percent of Total CDO Net Par
Corporates	$12,913	90.5%	$10,577	90.4%
ABS	1,358	9.5%	1,127	9.6%

Total	$14,271	100.0%	$11,704	100.0%

*	All direct CDO deals are synthetic. $12,631 million of direct CDO net par outstanding, representing 88.5% of net par outstanding, was comprised of static deals as of 6/30/05. $1,640 million of direct CDO net par outstanding, representing 11.5% of net par outstanding, was comprised of managed deals as of 6/30/05.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated CDO Exposure

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian Asset Assurance Inc., (the “Company” or “Radian Asset”) Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Companies, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto including the Independent Auditors’ Report for the Company for the year ended December 31, 2004, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. In May 2004, Moody’s provided Radian Asset with an initial insurance financial strength rating of Aa3. Concurrently, and in anticipation of the merger of Radian Reinsurance with and into Radian Asset, Moody’s downgraded the insurance financial strength rating of Radian Reinsurance from Aa2 to Aa3. As a result of this downgrade, two of the primary insurer customers had the right to recapture previously written business ceded to Radian Reinsurance. One of these customers agreed, without cost to or concessions by the Company, to waive its recapture rights. Effective February 28, 2005, the remaining primary insurer customer recaptured approximately $7.4 billion of par in-force, including $54.7 million of premiums written through the recapture date, $4.5 million of which already had been treated as earned under GAAP and was required to be recorded as an immediate reduction of earned premium at the time of recapture. Also, the Company was reimbursed for policy acquisition costs of approximately $17.1 million for which the carrying value under GAAP was $18.8 million. This required the Company to write-off policy acquisition costs of $1.7 million. The aggregate result was a reduction in pre-tax income of $6.2 million. In March 2005, without cost to or concessions by the Company, this customer waived its remaining right to recapture an additional $5.2 billion of par in force that it had ceded to the Company through December 31, 2004.

In October 2002, S&P downgraded the insurance financial strength rating of Radian Reinsurance, before its merger with and into Radian Asset from AAA to AA. As a result of this downgrade, effective January 31, 2004, one of the primary insurer customers exercised its right to recapture approximately $16.4 billion of par in force, including $96.4 million of written premiums with a GAAP carrying value of approximately $71.5 million. The entire impact of this recapture was reflected as a reduction of written premiums in the first quarter of 2004. Because the Company, in accordance with GAAP, already had reflected $24.9 million of these recaptured written premiums as earned, the Company was required to record the entire $24.9 million reduction in earned premiums in the first quarter of 2004. Also, the Company was reimbursed for policy acquisition costs of approximately $31.0 million for which the carrying value under GAAP was $21.3 million. In addition, the Company also reimbursed the primary insurer approximately $7.5 million for case reserves which were net of $4.0 million of salvage. Finally, the Company took a charge of $0.8 million for mark-to-market adjustments related to certain insurance policies associated with the recapture. The sum of the above adjustments resulted in an immediate reduction of pre-tax income of $15.9 million.

3. For the year to date period of 2005, policy acquisition costs were $8.3 million higher than the same period of 2004. The February 28, 2005 recapture resulted in a $1.7 million increase in policy acquisition costs, as compared to the January 31, 2004 recapture which resulted in a $9.7 million reduction.

4. Unearned premiums were $26.9 million lower at June 30, 2005 compared to December 31, 2004 primarily as a result of the February 28, 2005 recapture of financial guaranty business by one of the Company’s primary insurer customers.

5. The statutory loss and loss adjustment expense ratio for the six months ended June 30, 2004 reflects the establishment of a $111.3 million reserve on a statutory basis (recorded on a GAAP basis in 2003) for a single manufactured housing transaction.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Consolidated Explanatory Notes

Quarterly Operating Supplement

Radian Asset Assurance Inc.

Safe Harbor Statement

All statements in this document that address operating performance, events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events.

The forward-looking statements involve risks and uncertainties including the following:

changes in general financial and political conditions, such as extended national or regional economic recessions, changes in housing values, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of significant customers with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; intense competition from others and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the business practices of Fannie Mae and Freddie Mac; legislative and regulatory changes affecting demand for private mortgage insurance and financial guaranty insurance; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; changes in Radian’s ability to maintain sufficient reinsurance capacity in an increasingly concentrated reinsurance market; vulnerability to the performance of Radian’s strategic investments; and the loss of executive officers or other key personnel.

Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our most recently filed annual report on Form 10-K in the section immediately preceding Part I of the report.

Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

Quarterly Operating Supplement for the Period Ended June 30, 2005 / Safe Harbor Statement